UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2013 (May 1, 2013)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200
100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On May 1, 2013, the Compensation and Benefits Committee (the “C&B Committee”) of the Board of Directors (the “Board”) of Penn Virginia Corporation (the “Company”) determined that long-term compensation payable to executive officers of the Company in 2013 is as follows:

Name and Principal Position	Long-Term Compensation ($) (1)
H. Baird Whitehead	2,400,000
President and Chief Executive Officer
Steven A. Hartman	1,100,000
Senior Vice President and Chief Financial Officer
Nancy M. Snyder	1,000,000
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary
John A. Brooks	1,400,000
Executive Vice President, Operations

(1)	The long-term compensation awards are comprised of 50% time-based restricted stock units payable in stock, 30% performance-based restricted stock units payable in cash and 20% stock options. The actual numbers of time-based restricted stock units awarded are based on the New York Stock Exchange closing price of the Company’s common stock on the date of grant. The actual numbers of performance-based restricted stock units awarded are based on a Monte Carlo simulation of potential outcomes. The actual numbers of stock options awarded are based on the value of such options on the date of grant using the Black-Scholes-Merton option-pricing formula.

Approval of Amendment and Restatement of Equity Plan

On December 20, 2012, the C&B Committee approved the amendment and restatement of the Company’s Seventh Amended and Restated 1999 Employee Stock Incentive Plan (the “Equity Plan”). The Equity Plan was amended, among other things, to:

•	change the name of the Equity Plan to the “2013 Amended and Restated Long-Term Incentive Plan;”

•	allow non-employee directors to participate in the Equity Plan;

•

expand the types of awards available under the Equity Plan to include stock appreciation rights, bonus stock, other share-based awards, performance awards, deferred common stock units and shares of common stock;

•	provide that awards covering no more than 5,000,000 shares of common stock may be granted after the effective date of the amendment and restatement of the Equity Plan;

•	limit the number of shares other than stock options and stock appreciation rights issuable under the Equity Plan to 2,600,000;

•	clarify the powers of the C&B Committee in connection with the administration of the Equity Plan;

•	add award limitations to ensure compliance with Section 162(m) of the Internal Revenue Code;

•	modify the definition of “change of control” to require a person, entity or group to acquire 50% (instead of 25%) of the Company’s voting stock before a change of control is triggered;

•	modify the definition of “change of control” to require the Company’s shareholders to own less than 50% (instead of 75%) of the voting stock following a merger before a change of control is triggered;

•	explicitly prohibit the grant of dividend equivalent rights in connection with grants of stock options, stock appreciation rights and restricted stock units;

•	explicitly prohibit the repricing of stock options and stock appreciation rights;

•	explicitly prohibit the transfer of any award for consideration; and

•	extend the termination date of the Equity Plan from December 31, 2015 to December 31, 2017.

The amendment and restatement of the Equity Plan was made subject to shareholder approval at the Company’s 2013 Annual Meeting of Shareholders to be held on May 1, 2013 (the “Annual Meeting”). On May 1, 2013, the shareholders of the Company approved the amendment and restatement of the Equity Plan. See Item 5.07 below.

A copy of the Equity Plan, as amended and restated, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Approval of Award Agreements

In connection with the approval of the amendment and restatement of the Equity Plan and the grants of long-term compensation, the C&B Committee approved forms of agreements for time-based restricted stock unit (“time-based unit”) awards, performance-based restricted stock unit (“performance-based unit”) awards and stock option grants made under the Equity Plan.

The performance-based units cliff vest on the third anniversary of the date of grant and are paid based on the relative ranking of the Company’s total shareholder return (“TSR”) as compared to the TSR of the Company’s executive compensation peer group for 2013 (the “Peer Group”) with respect to each of a one-year, two-year and three-year performance period, in each case commencing on the date of grant. The performance-based units are payable solely in cash. The amount of cash payable with respect to performance-based units is equal to the sum of the payout values for each of the three performance periods. The payout value for each performance period is equal to one-third of the vested performance-based units, multiplied by the value of the Company’s common stock at the end of the applicable performance period (calculated as the average of the closing prices of the Company’s common stock on the 20 trading days immediately preceding the last day of the applicable performance period), multiplied by the applicable percentage corresponding to the relative ranking of the Company’s TSR for the applicable performance period. The applicable percentages range from 0% to 200%. The “target” percentage is 100% and corresponds to the Company’s TSR ranking in the 55th percentile of the Peer Group. The performance-based units will not have any value unless the Company’s TSR ranking is in at least the 35th percentile of the Peer Group, and the Company’s TSR ranking must be in at least the 75th percentile of the Peer Group for the performance-based units to pay out at the 200% maximum.

The other terms of the performance-based units and the terms of the time-based units and the stock options are materially consistent with the terms disclosed in the Company’s proxy statement for the Annual Meeting.

Copies of the forms of agreement for time-based unit awards, performance-based unit awards and stock option grants are filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2013, the Board amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to (i) allow the chairperson of the Board to call special meetings of the Board and (ii) expand the methods by which the Company may provide notice of special meetings of the Board.

A copy of the Company’s Amended and Restated Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 1, 2013. The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes for or against, as well as the number of abstentions and broker non-votes, set forth below for such matter.

(1)	The election of seven directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John U. Clarke	35,324,224	3,442,223	34,384	9,404,226
Edward B. Cloues, II	34,952,231	3,795,715	52,885	9,404,226
Steven W. Krablin	37,616,439	1,151,307	33,085	9,404,226
Marsha R. Perelman	35,499,737	3,243,804	57,290	9,404,226
Philippe van Marcke de Lummen	35,221,644	3,472,808	106,379	9,404,226
H. Baird Whitehead	37,664,096	1,106,850	29,885	9,404,226
Gary K. Wright	35,309,466	3,454,281	37,084	9,404,226

(2)	The approval of the amendment and restatement of the Penn Virginia Corporation Seventh Amended and Restated 1999 Employee Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,761,271	2,986,918	52,642	9,404,226

(3)	The approval of the advisory resolution approving executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
36,819,039	1,899,814	81,978	9,404,226

(4)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
45,043,509	2,674,805	486,743	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Penn Virginia Corporation.

10.1	Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.2	Form of Agreement for Restricted Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.3	Form of Agreement for Performance Based Restricted Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.4	Form of Agreement for Stock Option Grants under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Penn Virginia Corporation.

10.1	Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.2	Form of Agreement for Restricted Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.3	Form of Agreement for Performance Based Restricted Stock Unit Awards under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.

10.4	Form of Agreement for Stock Option Grants under the Penn Virginia Corporation 2013 Amended and Restated Long-Term Incentive Plan.